                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 6, 2005 (October 29, 2004)
                                                --------------------------------

                               Global Signal Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     001-32168                 65-0652634
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

301 North Cattlemen Road, Suite 300, Sarasota, Florida                34232
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (941) 364-8886
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     On November 4, 2004, Global Signal Inc. (the "Company") filed a Current
Report on Form 8-K in connection with its acquisition, through its wholly owned subsidiary, Pinnacle Towers Acquisition LLC, of the first 163 of a total of 237 communications sites to be acquired from Lattice Communications, LLC, ("Lattice
Communications") pursuant to the previously disclosed Asset Purchase Agreement between Pinnacle Towers Acquisition LLC, as purchaser, and Lattice
Communications, LLC, as seller, dated July 29, 2004 (the "Lattice Acquisition").

     On January 12, 2005, the Company filed a Current Report on Form 8-K/A in connection with the completion of the acquisition of 225 of the 237 communications sites, which included, pursuant to Item 9.01 of Form 8-K,
Financial Statements and Pro Forma Financial Information relating to the Lattice
Acquisition.

     On March 2, 2005, the Company filed a Current Report on Form 8-K regarding the restatement of its financial statements for the two months ended December
31, 2002, the fiscal year ended December 31, 2003 and the first three fiscal quarters of 2004. The restatement corrected errors relating to (i) the recognition of additional ground lease and other subleased sites' rent expense on a straight-line basis over the initial term of the lease or sublease plus the future optional renewal periods where there is reasonable assurance that the lease will be renewed, based on the Company's evaluation at the inception of the lease or the Company's assumption of the lease due to its acquisition of the related tower asset and (ii) the amortization period of leasehold improvements
(primarily wireless towers) to amortize such improvements over the lesser of the remaining term of the underlying lease or sublease including the renewal periods assumed above or the estimated useful life of the leasehold improvement. These restatements were reported in the Company's Form 10-K for the year ended
December 31, 2004 filed on March 31, 2005.

     On March 31, 2005, the Company acquired eleven of the twelve remaining communications sites, and on May 26, 2005 the Company acquired the final remaining communications site.

     The statement of revenue and certain expenses of Lattice Acquisition for the year ended December 31, 2003 was also restated in April 2005. The restatement adjustment corrected an error in the recognition of additional ground lease rent expense on a straight-line basis over the initial term of the lease plus the future optional renewal periods where there is reasonable assurance that the lease will be renewed, based on Lattice Communication's evaluation at the inception of the lease.

     Exhibits 20.1, 23.1 and 99.1 of this Form 8-K/A supercede those exhibits included in the Form 8-K/A dated October 29, 2004 and filed on January 12, 2005 in every respect, due to the restatement of the Company's and Lattice
Acquisition's financial statements.

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     Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial
Statements and Pro Forma Financial Information relating to Lattice Acquisition.
Such information should be read in conjunction with the Company's Current
Reports on Form 8-K, dated November 4, 2004, and on Form 8-K/A dated January 12,
2005, relating to the Lattice Acquisition and the Company's Annual Report on
Form 10-K, dated March 31, 2005 and Current Report on Form 8-K, dated March 2,
2005, relating to the Company's restatement of its financial statements.

(a) Financial Statements of Business Acquired.

     The statements of revenue and certain expenses of Lattice Acquisition for the years ended December 31, 2004 and 2003 required by this item are incorporated by reference to pages F-63 to F-67 to the Company's Registration
Statement on Form S-11 (Amendment No. 2)(No. 333-121576) filed on May 2, 2005.

(b) Pro Forma Financial Information.

     The unaudited pro forma financial information as of December 31, 2004 and for the years ended December 31, 2004 and 2003 required by this item are attached hereto as Exhibit 99.1. We previously provided pro forma financial information as of and for the nine months ended September 30, 2004 but have updated this to the year ended December 31, 2004 consistent with our filing on
Form S-11 (Amendment No. 2) (No. 333-121576) filed May 2, 2005.

(c)      Exhibits

     The following material is filed as an exhibit to this Amendment to Current
Report on Form 8-K/A.

2.1      Asset Purchase Agreement by and between Lattice Communications, LLC and
         Pinnacle Towers Acquisition LLC, dated July 29, 2004 (incorporated by reference to Exhibit 2.2 of the Company's Form 10-Q filed on August 13,
         2004.)+

20.1     Statements of Revenue and Certain Expenses of Lattice Acquisition
         (previously filed as pages F-63 to F-67 to the Company's Registration
         Statement on Form S-11 (Amendment No. 2)(No. 333-121576) filed on May
         2, 2005 and incorporated herein by reference)

23.1     Consent of Ernst & Young LLP

99.1     Pro Forma Condensed Consolidated Financial Statements of Global Signal
         Inc.

+ Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL SIGNAL INC.
                                       (Registrant)

                                       /s/ William T. Freeman
                                       -----------------------------------------
                                       William T. Freeman
                                       Executive Vice President, Chief Financial
                                       Officer and Assistant Secretary

Date: June 6, 2005

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                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      ------------------------------------------------------------

2.1                 Asset Purchase Agreement by and between Lattice
                    Communications, LLC and Pinnacle Towers Acquisition LLC,
                    dated July 29, 2004 (incorporated by reference to Exhibit
                    2.2 of the Company's Form 10-Q filed on August 13, 2004.)+

20.1                Statements of Revenue and Certain Expenses of Lattice
                    Acquisition (previously filed as pages F-63 to F-67 to the
                    Company's Registration Statement on Form S-11 (Amendment No.
                    2) (No. 333-121576) filed on May 2, 2005 and incorporated
                    herein by reference)

23.1                Consent of Ernst & Young LLP

99.1                Pro Forma Condensed Consolidated Financial Statements of
                    Global Signal Inc.

+ Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

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